                                                                   Exhibit 10.81



                            ASSET PURCHASE AGREEMENT

         This ASSET PURCHASE AGREEMENT ("AGREEMENT") is entered into effective this 31st day of July, 2000 ("Closing Date"), by and between IMS DIRECT, INC., a Florida corporation ("SELLER") and BANKERS INSURANCE SERVICES, INC. (or its assigns), a Florida corporation ("PURCHASER"). Seller and Purchaser are hereinafter collectively referred to as the "PARTIES."


                                   RECITALS:

         A. Seller is in the business of direct market solicitation of agents and policyholders on behalf of insurance companies (the "BUSINESS").

         B. Purchaser desires to purchase and Seller desires to sell certain assets related to the Business upon the terms and conditions set forth below in this Agreement.

         NOW THEREFORE, in consideration of the foregoing, and the mutual agreements, covenants, representations and warranties contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:


                                   ARTICLE 1
                          PURCHASE AND SALE OF ASSETS

         1.1 PURCHASE AND SALE. On the terms and subject to the conditions of this Agreement, Purchaser shall purchase and Seller shall sell, assign, transfer, convey and deliver to Purchaser, at Closing, those assets of Seller used in the operation of the Business and listed on SCHEDULE 1.1 hereto (the "PURCHASED ASSETS").

         1.2 PURCHASE PRICE; PAYMENT. The aggregate purchase price (the "PURCHASE PRICE") to be paid by Seller to Purchaser for assumption of the Purchased Assets and the Assumed Liabilities (as hereinafter defined) is TWO THOUSAND FOUR HUNDRED AND SIXTY TWO AND 63/100 DOLLARS ($2,462.63).

         1.3 ASSUMPTION OF LIABILITIES. At Closing, Purchaser shall assume the liabilities and obligations of Seller set forth in SCHEDULE 1.2 hereto ("Assumed Liabilities"), except for: (1) liability for unpaid wages under the Fair Labor Standards Act from the period beginning with the workweek April 16, 1998 through the workweek ending July 22, 2000; and (2) liability for return commissions on flood insurance policies (issued between December 1, 1999 and July 31, 2000) that were cancelled by insureds between the period of time that begins on August 1, 2000 and ends on July 31, 2001 and that were written under the agent account numbers listed in SCHEDULE 1.3.


                                   ARTICLE 2
                         COVENANTS REGARDING EMPLOYEES

         2.1 SELLER'S EMPLOYEES. All of the employees of Seller who are in employment status on the day immediately prior to the Closing (the "AFFECTED EMPLOYEES") shall cease their employment status with Seller on the Closing Date and immediately thereafter shall be offered employment by Purchaser under terms that recognize prior employment with Seller and its affiliated entities for purposes of all benefit plans, programs, arrangements or other seniority-based programs or benefits maintained by Purchaser on and after the Closing Date for the benefit of the Affected Employees. The term "EMPLOYMENT STATUS" includes any individual who is actively at work and any individual not actively at work due to illness, short-term disability or sick leave, long-term disability, authorized leave of absence, layoff for lack of work, or service in the Armed Force of the United States.

         2.2 RETAINED RESPONSIBILITIES. Except to the extent such claims constitute Assumed Liabilities, Seller shall be responsible for paying or ensuring payment of claims incurred on or prior to the Closing Date under any employee benefit programs in which Seller participates with respect to the Affected Employees, in accordance with the terms and conditions of such programs. A claim is "INCURRED" on the date the service or property that gives rise to the claim is rendered or furnished, without regard to when the individual who receives the service is billed.

         2.3 EMPLOYEE PLANS. Effective as of the Closing Date, the Purchaser shall assume the reserves corresponding to Seller's vacation and sick pay plans for each Affected Employee, and shall permit the Affected Employees to take any unused paid vacation and/or paid sick days that have accrued prior to Closing in accordance with the terms of such plans or programs.

         2.4 PAYROLL AND PAYROLL TAX. Seller shall pay directly all wages and other remuneration due to Affected Employees in respect of the period prior to Closing and there shall be a clean cutoff of payroll for payroll tax purposes.


                                   ARTICLE 3
                                    CLOSING

         The closing of the transactions to be affected hereunder (the "CLOSING") shall be held contemporaneously with the execution and delivery of this Agreement on July 31, 2000 (the "Closing Date") at the offices of Purchaser, or at such place as shall be mutually agreed upon by Purchaser and Seller.


                                   ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to Purchaser that the following statements are true, correct and complete as of the date of this Agreement:

         4.1 ORGANIZATION AND GOOD STANDING OF SELLER. Seller is a corporation duty organized, validly existing and of active status under the laws of the State of Florida and has all of the requisite corporate power and authority to make the representations, warranties and agreements made hereunder, to execute and deliver this Agreement and to perform its obligations under this Agreement.

         4.2 AUTHORIZATION OF AGREEMENT AND ENFORCEABILITY. This Agreement and the other agreements and documents contemplated hereby have been duly and validly authorized, executed and delivered by Seller and constitute the legal, valid and binding obligations of Seller, enforceable against Seller in a accordance with their respective terms.

         4.3 TITLE TO PURCHASED ASSETS. Seller has good and marketable title to the personal property contained in the Purchased Assets. At Closing, Purchaser shall receive good and marketable title to all of the Purchased Assets, free and clear of all liens, security interests or other claims.


                                   ARTICLE 5
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to Seller that the following statements are true, correct and complete as of the date of the Agreement:

         5.1 ORGANIZATION AND GOOD STANDING OF PURCHASER. Purchaser is a corporation duly organized, validly existing and of active status under the laws of the State of Florida, and has all of the requisite corporate power and authority to make the representations, warranties and agreements made hereunder, to execute and deliver this Agreement and to perform its obligations under this Agreement.

         5.2 AUTHORIZATION OF AGREEMENT AND ENFORCEABILITY. This Agreement and the other agreements and documents contemplated hereby have been duly and validly authorized, executed and delivered by Purchaser and constitute the valid and legally binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms.


                                   ARTICLE 6
                             DELIVERIES AT CLOSING

         6.1 DELIVERIES BY SELLER. At Closing, Seller shall deliver or cause to be delivered to Purchaser (1) a Bill of Sale in form and substance reasonably satisfactory to Purchaser, (2) an Indemnification Agreement in form and substance reasonably satisfactory to Buyer relative to a certain NationsBank security interest on the Purchased Assets, and (3) if required, payment of the amount determined in accordance with the provisions of Section
1.2 hereof.

         6.2 DELIVERIES BY PURCHASER. At Closing, Purchaser shall deliver to Seller (i) documentation evidencing the assumption of the Assumed Liabilities in form and substance reasonably satisfactory to Seller and (ii) if required, payment of the amount determined in accordance with the provisions of Section
1.3 hereof.


                                   ARTICLE 7
                                    GENERAL

         7.1 NOTICES. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly delivered (a) on the date of delivery if by personal delivery; or (b) on the date on which return receipt is signed or delivery is refused if dispatched by certified or registered first class mail, Federal Express, or similar service, postage prepaid, return receipt requested, to the party to whom the same is so given:

         If to Seller:                    IMS Direct, Inc.
                                          360 Central Avenue
                                          St. Petersburg, Florida 33701
                                          Attn: President

         if to Purchaser:                 Bankers Insurance Services, Inc.
                                          360 Central Avenue
                                          St, Petersburg, Florida 33701
                                          Attn: President


         7.2 FURTHER ASSURANCES. After the Closing, each party shall, at the reasonable request of the other and without further consideration, execute and deliver all such further documents, and take such other action, as such other party may reasonably request to consummate or effectuate the transactions contemplated plated by this Agreement.

         7.3 ENTIRE AGREEMENT. This Agreement (including the Schedules hereto) supersedes all prior agreements and understandings, oral and written, between the Parties with respect to the subject matter hereof, and this Agreement together with the agreements and documents contemplated hereunder, constitutes the entire agreement between the Parties.

         7.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         7.5 GOVERNING LAW. This Agreement shall be construed both as to validity and performance and governed by the and enforced in accordance with the laws of the State of Florida, without giving effect to any choice of law principles.

         7.6 SEVERABILITY. If any term, covenant, condition, or provision of this Agreement or the application thereof to any circumstance shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions, and provisions of this Agreement shall not be affected, and each remaining term, covenant, condition, and provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law. If any provision of this Agreement is so broadly as to be unenforceable, such provision shall be interpreted to be only as broad as is enforceable.

         7.7 AMENDMENTS. This Agreement may not be modified or changed except by an instrument or instruments in writing signed by both Parties.

         7.8 SUCCESSORS AND ASSIGNS. The covenants, agreements and conditions contained or granted herein shall be binding upon and shall inure to the benefit of Purchaser and Seller and their respective successors and assigns.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.


IMS DIRECT, INC.                          BANK INSURANCE SERVICES, INC.



By: /s/ Chris Breakiron                   By: /s/ G. Kristin Delano
    ---------------------------------         ---------------------------------
        Chris Breakiron                           G. Kristin Delano

Its:    Secretary                         Its:    Secretary
    ---------------------------------         ---------------------------------

Date:   9/6/2000                          Date:   9/6/2000
     --------------------------------          --------------------------------

                                 SCHEDULE 1.1

                            LIST OF PURCHASED ASSETS


Item #     Equipment Description                                 Net Book Value
------     ---------------------                                 --------------

   1          HP Laser Jet Printer                                   224.07
   2          HP Laser Jet 400ONT Printer                           1325.90
   3          CTX 17" Monitor                                        127.46
   4          CTX 17" Monitor                                        127.46
   5          CTX 17" Monitor                                        127.46
   6          Compaq 17" Monitor V75                                 187.96
   7          Steel Case Furniture                                   265.91
   8          Various Steel Case Furniture                           146.26
   9          Sales Logix Software                                  6073.42
  10          Sales Logix Setup                                    19378.78
  11          MS008 Handsfree Display Telephone                      196.52
  12          MS008 Handsfree Display Telephone                      196.52
  13          MS008 Handsfree Display Telephone                      196.52
  14          MS008 Handsfree Display Telephone                      196.52
  15          MS008 Handsfree Display Telephone                      196.52
  16          MS008 Handsfree Display Telephone                      196.52
  17          MS008 Handsfree Display Telephone                      196.52
  18          MS008 Handsfree Display Telephone                      196.52
  19          MS008 Handsfree Display Telephone                      196.52
  20          MS008 Handsfree Display Telephone                      196.52
  21          MS008 Handsfree Display Telephone                      196.52
  22          MS008 Handsfree Display Telephone                      198.52
  23          MS2518 Handsfree Display Telephone                     196.52
  24          MS2616 Handsfree Display Telephone                     196.52
                                                                   --------
                                                                   30735.96
                                                                   ========

                                  SCHEDULE 1.2

                          LIST OF ASSUMED LIABILITIES


Accrued Compaq lease obligation    (14,675.03)    *(the relevant Compaq lease
                                                  equipment that is subject to
                                                  the lease is specified below)
Payroll accrual                     (7,637.01)
Payroll tax accrual                   (584.23)    0.0765
Vacation accrual                    (9,570.20)
Vacation tax accrual                  (732.12)    0.0765



                  *DETAILED COMPAQ COMPUTER LEASE OBLIGATION:

WK95R          KCASALE    8002    10000    20    18    183.93    12    1,967.18
6843BW32A100   OMLACY     8002    10000     8    24     77.16    19    1,466.04
6843BW32D669   JDROUNDT   8002    10000     8    24     77.16    18    1,466.04
6843BW32A146   KCASALE    8002    10000     8    24     77.16    18    1,466.04
6843BW32D678   MDDENNAR   8002    10000     8    24     77.16    19    1,466.04
6843BW32D693   VAKENDAL   8002    10000     8    24     77.16    19    1,466.04
6838BW32J167   SDSEANE    8002    10000     8    24     77.16    19    1,466.04
6848BW32F369   WXALVARE   8002    10000    13    24     61.85    16      969.60
6848BW32F731   NVASQUEZ   8002    10000    13    24     61.85    16      969.60
8848BW32F732   PECULVER   8002    10000    13    24     61.85    16      969.60
8914BW4PA847   DTWALKER   8002    10000    24    24     56.97    11      626.57
8914BW4PA803   KCASALE    8002    10000    24    24     56.97    11      626.57
6946CKP7K464   KCASALE    8002    10000    25    24     47.80     7      334.60
638CF03DQ805   OMLACY     8002    10000     7    48     11.70    19      222.30
638CF03DQ799   MDDENNAR   8002    10000     7    48     11.70    19      222.30
850CF03DF355   PECULVER   8002    10000    14    48     10.60    16      168.00
852CF03DH430   KCASALE    8002    10000    15    48     10.54    15      158.10
850CF03DF090   WXALVARE   8002    10000    18    48     11.43    13      148.69
922CF47DF425   KCASALE    8002    10000    25    48     10.86    11      119.46
741GB02AB191   VAKENDAL   8002    10000     4    48     20.45    21      429.45
905GO02AC521   LOROUNDT   8002    10000    25    48     16.36    11      179.85
                                                        ------        ---------
                                                                      19,527.46
                                                                       4,852.43
                                                                      ---------
                                                                      14,675.03
                                                                      =========

                                  SCHEDULE 1.3

                             AGENT ACCOUNT NUMBERS


1.        62001
2.        62003
3.        62008
4.        62009
5.        62012
6.        62013
7.        62014
8.        62015

                           INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT is executed to be effective as of the 31st day of July, 2000 by Insurance Management Solutions Group, Inc., a (herein, "Indemnitor").


                               R E C I T A L S :
                               - - - - - - - -

         NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, Indemnitor shall indemnify Bankers Insurance Services, Inc. and hold its officers, directors, employees and agents (herein collectively called, "Indemnified Parties") harmless against any expenses (including, but not limited to a reasonable attorney's fees in all investigations, trials, appeals, bankruptcies and administrative proceedings) losses or other liabilities and judgments (including without limitation, any expenses reasonably incurred by an Indemnified Party in connection with investigating, defending and appealing any claims alleged or proceedings brought against the Indemnified Party, any amounts paid in settlement of any such claims or proceedings to the extent such settlement is effected with the consent of the Indemnitor which consent shall not be unreasonably withheld or delayed) that the Indemnified Party may reasonably incur by reason of:

         The exercise of a security interest that is held by NationsBank, N.A., pursuant to a certain Loan Agreement by and between NationsBank, N.A. and Insurance Management Solutions Group, Inc., in certain "Purchase Assets" (as that term is defined in the Asset Purchase Agreement by and between Bankers Insurance Services, Inc. and IMS Direct)

If an Indemnified Party should bring a court action alleging breach of this Indemnification Agreement, the prevailing party shall be entitled to recover all of its legal expenses, including reasonable attorney's fees and costs (including legal expenses for any appeals taken), and to have the same awarded as part of the judgement in the proceeding in which such legal expenses and attorney's fees were incurred.

         IN WITNESS WHEREOF, the Indemnitor has caused this Indemnification Agreement to be executed as of the day and year first above set forth.

Insurance Management Solutions Group, Inc.


BY: /s/ Chris P. Breakiron
   ----------------------------------
        Chris P. Breakiron

As Its: CFO
   ----------------------------------

Date:   9/6/00
   ----------------------------------

                                  BILL OF SALE


         KNOW ALL MEN BY THESE PRESENTS: That, INSURANCE MANAGEMENT SOLUTIONS GROUP, INC., its subsidiaries and affiliates (including, but not limited to IMS DIRECT, INC. and INSURANCE MANAGEMENT SOLUTIONS, INC.) of the first part, for and in consideration of the sum of Ten Dollars, in lawful money (and other good and valuable consideration unto it moving) to it paid by BANKERS INSURANCE SERVICES, INC., of the second part, the receipt of which is hereby acknowledged by it, has granted, bargained, sold, transferred, set over and delivered, and by these presents does grant, bargain, sell, transfer, set over and deliver unto the party of the second part, their successors and assigns, all those certain goods and chattels, described as follows:

         All of party of the first parts right, title and interest in the assets listed in the attached Schedule 1.1.

         TO HAVE AND TO HOLD the same unto the party of the second part, its and assigns forever. And the party of the first part, for itself and its successors, hereby covenants to and with the party of the second part its successors and assigns that it is the lawful owner of the said goods and chattels; that subject to the foregoing limitations, they are free from all liens and encumbrances; that it has good right to sell the same as aforesaid, and that it will warrant and defend the same against the lawful claims and demands of all persons whomsoever subject to the foregoing limitations.

         IN WITNESS WHEREOF, the party of the first part has caused his name to be hereunto subscribed and his seal to be affixed this 31st day of July, 2000.

IMS Direct, Inc.

BY: /s/ Chris P. Breakiron
   ----------------------------------

As Its: Secretary
       ------------------------------

Date:   9/6/00
     --------------------------------



INSURANCE MANAGEMENT SOLUTIONS, INC.

BY: /s/ Chris P. Breakiron
   ----------------------------------

As Its: CFO
       ------------------------------

Date:   9/6/00
     --------------------------------



INSURANCE MANAGEMENT SOLUTIONS, GROUP, INC.

BY: /s/ Chris P. Breakiron
   ----------------------------------

As Its: CFO
       ------------------------------

Date:   9/6/00
     --------------------------------

               ASSIGNMENT OF FLOOD INSURANCE MONITORING AGREEMENT


         KNOW ALL MEN BY THESE PRESENTS, that IMS DIRECT, INC., a Florida corporation, in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration in hand paid, receipt whereof is hereby acknowledged, does hereby assign and transfer over unto BANKERS INSURANCE SERVICES, INC., or its assigns, all of it's right, title and interest in and to that certain Flood Insurance Monitoring Agreement entered into on the 1st day of August, 1996 by and between IMS Direct, Inc.; NationsBank, N.A.; NationsBank Insurance Services and NationsBank Hutchins Banking Center.

IN WITNESS WHEREOF, the undersigned has set their hands and seals as of the 31st day of July, 2000.

IMS Direct, Inc.

BY: /s/ Chris P. Breakiron
   ----------------------------------
        Chris P. Breakiron

As Its: Secretary
       ------------------------------

Date:   9/6/00
     --------------------------------



                                  ACCEPTANCE

         I HEREBY ACCEPT the Assignment of the Flood Insurance Monitoring Agreement described above.

Bankers Insurance Services, Inc.

BY: /s/ G. Kristen Delano
   ----------------------------------
        G. Kristen Delano

As Its: Secretary
       ------------------------------

Date:   9/6/00
     --------------------------------